Exhibit 10.30

(LIMITED) GUARANTY OF LEASE

THIS GUARANTY OF LEASE ("Guaranty") is made by Ken Antos, a married man, ("Guarantor") in favor of Great Wash Park LLC, a Nevada limited liability company, ("Landlord") in connection with that certain Agreement executed concurrent with this Guaranty (hereinafter, "Lease") pursuant to which PRB II, LLC ("Tenant") assumes the right and obligations of Tenant under an existing Lease of certain premises at the Village at Queensridge more fully described in the Lease and Agreement ("Premises").

WHEREAS, as a material inducement to and in consideration of Landlord entering into the Lease, Landlord having indicated that it would not enter into the Lease without the execution of this Guaranty, the undersigned agrees to guaranty the payment of all rent and the performance of all of the other obligations of Tenant under the Lease, as the same may be hereafter amended from time to time.

NOW THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Guarantor hereby guarantees to Landlord the full and prompt payment and performance of the Guaranteed Obligations (hereinafter defined), this Guaranty being upon the following terms and conditions:

1. The term "Guaranteed Obligations", as used herein, includes:

(a) payment of Fixed Minimum Rent, Percentage Rent, and all other sums and charges payable by Tenant, its successors and assigns, under the Lease Agreement, and

(b) all covenants, terms, conditions, agreements and obligations of every kind and character, whether now existing or hereafter arising, of Tenant, its successors and assigns, to Landlord, which exist by reason of the Lease Agreement, except Section 1.3(f) of the Lease.

(c) any and all reasonable costs, attorneys' fees, and expenses suffered by Landlord by reason of Tenant's default in performance of any of the foregoing obligations.

Notwithstanding the foregoing, the obligations guaranteed under Sections (a), (b), and (c) above shall be limited to $73,280.00, which limit shall not be reduced until all of the Guaranteed Obligations have been performed.

2. This instrument shall be an absolute, irrevocable and unconditional guaranty of payment (as opposed to a guaranty of collection) of the Guaranteed Obligations.

3. The rights of Landlord hereunder shall be cumulative of any and all other rights that Landlord may ever have against Guarantor. The exercise by Landlord of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4. In the event of default by Tenant in the payment or performance of the Guaranteed Obligations, or any part thereof, when such payment or performance becomes due, Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Landlord of this Guaranty and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such obligations, immediately perform or cause the performance of the obligations for the benefit of the Landlord, and

it shall not be necessary for Landlord, in order to enforce such payment or performance by Guarantor, first to pursue or institute suit or exhaust its remedies against Tenant or others liable on such obligations, or to enforce its rights under the Lease Agreement or against any security which shall ever have been given to secure such indebtedness.

5. Guarantor hereby agrees that this Guaranty is a continuing guaranty and its obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected for any reason or by any occurrence, including without limitation any of the following events:

(a) any amendment or termination of the Lease Agreement or the taking or accepting of any other security or guaranty for any or all of the Guaranteed Obligations;

(b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Obligations;

(c) any partial release of the liability of Guarantor hereunder, or, if there is more than one person and/or entity signing this Guaranty, the release of any one or more of them, hereunder;

(d) the insolvency, bankruptcy, or lack of corporate power of Tenant, or any party at any time liable for the performance of any or all of the Guaranteed Obligations, whether now existing or hereafter occurring; or a rejection of the Lease Agreement in a bankruptcy proceeding involving Landlord or Tenant;

(e) any renewal, amendment, extension, and/or rearrangement of the performance of any or all of the Guaranteed Obligations, or any sublease or assignment of any or all of the Premises (whether approved or consented to by Landlord or not), or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Landlord to Tenant or Guarantor provided such modification does not materially increase the Guarantor's obligations as originally agreed to hereunder (however should any such modification materially increase the Guarantor's obligations as originally agreed to hereunder, that fact will not impair, release, reduce, affect or diminish Guarantor's obligations as originally agreed to hereunder);

(f) any neglect, delay, omission, failure, or refusal of Landlord to take or prosecute any action for the performance of any of the Guaranteed Obligations;

(g) any failure of Landlord to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Obligations or any part thereof, or the release of any security or of any other action taken or refrained from being taken by Landlord against Tenant or any new agreement between Landlord and Tenant, it being understood that Landlord shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligations;

(h) the unenforceability of all or any part of the Guaranteed Obligations against Tenant by reason of the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or the officers creating same acted in excess of their authority;

(i) any payment by Tenant to Landlord is held to constitute a preference under the bankruptcy laws or if for any other reason Landlord is required to refund such payment or pay the amount thereof to someone else; or

(j) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation,

dissolution, winding-up or other proceeding affecting Landlord, or any assignee of Landlord, or any action with respect to the Lease Agreement which may be taken by any trustee or receiver of Landlord or any assignee of Landlord, in any such proceedings or by any court in any such proceeding.

6. In the event of the rejection or disaffirmance of the Lease Agreement by Tenant or Tenant's trustee, receiver, conservator or custodian in any bankruptcy or any insolvency proceeding or action pursuant to the federal bankruptcy law, state banking law, or any other law affecting creditor's rights, Guarantor will and does hereby (without the necessity of any further agreement or act), assume all obligations and liabilities of Tenant under the Lease Agreement to the same extent as if (a) it were originally named the tenant under the Lease Agreement, and (b) there has been no such rejection or disaffirmance, and Guarantor will confirm such assumption in writing at the request of Landlord or any claimant, upon or after such rejection or disaffirmance, and Guarantor shall upon such assumption (to the extent permitted by law) have all rights of Tenant under the Lease Agreement. Guarantor will execute and deliver such documents as Landlord or any claimant may from time to time require to evidence such assumption, to confirm this Guaranty or to certify that Guarantor is not in default hereunder. In the event of the voluntary or involuntary liquidation, dissolution, sale of all or substantially of the assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or other similar proceeding affecting Tenant or the then tenant under the Lease Agreement, Guarantor will not make or assert any claim against Tenant or its assets (whether by way of indemnity, suretyship, subrogation or otherwise) relating to the performance of its obligations under this Guaranty which exceeds any claim relating to the rejection or disaffirmance of the Lease which Landlord could assert against Tenant in any such event.

7. If any of the following events occur or be continuing:

(i) An Event of Default (as defined in the Lease) occurs under the terms of the Lease; or

(ii) If Guarantor fails to cure an Event of Default (as defined in the Lease) within the applicable grace period or otherwise defaults in the performance or observance of any agreement, covenant, term or condition contained herein; or

(iii) If Guarantor makes a general assignment for the benefit of creditors; or

(iv) If Guarantor petition or applies to any tribunal for the appointment of a trustee or receiver of the business, estate or assets or of any substantial part of the business, estates or assets of Guarantor or commences any proceedings relating to Guarantor under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

(v) If any such petition or application is filed or any such proceedings are commenced against Guarantor and Guarantor by any act indicates approval thereof, consents thereto, acquiescence therein, or an order is entered appointing a trustee or receiver, or adjusting Guarantor bankrupt or insolvent, or approving the petition in any such proceedings, and such order remains in effect for more than sixty (60) days;

Then an event of default under this Guaranty shall have occurred and the Landlord may, at its option, declare the Lease to be in default, and the Landlord shall be entitled to exercise all of its rights and remedies under the Lease or at law or in equity.

8. Concurrently with the execution and delivery hereof, Guarantor has provided Landlord with a true and correct copy of its most recent financial statement. Until the Guaranteed Obligations are paid or performed in full, Guarantor agrees to provide Landlord with financial statements indicating Guarantor's condition as of its fiscal year end, such statements to be provided upon written request from Landlord to Tenant within one hundred twenty (120) days after each such date.

9. This Guaranty is for the benefit of Landlord and Landlord's heirs, personal representatives, successors, and assigns, and may be assigned by Landlord. This Guaranty is binding not only on Guarantor, but on Guarantor's heirs, personal representatives, successors, and assigns. If this Guaranty is signed by more than one person and/or entity, or Landlord obtains more than one guaranty of the Lease, then all of the obligations of the guarantors arising shall be jointly and severally binding on each guarantor, and their respective heirs, personal representatives, successors, and assigns. The guarantors consent and agree that Landlord may demand payment from any guarantor or from any of the guarantors; may enforce the Guaranteed Obligations in a single proceeding against one, two or all the guarantors, in a single proceeding against one guarantor only or in separate proceedings against the separate guarantors without obligations to join the other guarantor or to consolidate the proceedings (but without prejudice to the right of any of the guarantors to cause any of the other guarantors to be joined in any such proceeding or separately to seek contribution or sharing or payment pursuant to law or any agreement among the guarantors). Landlord may enforce and execute any judgment against either or all guarantors that relates to this Guaranty, or any guaranty, against any of the guarantors separately, or against all or two of the Guarantors in a single proceeding or in separate proceedings as aforesaid

10. If Guarantor is a corporation or other business entity, each individual executing this Guaranty on behalf of such entity represents and warrants that he/she is duly authorized to execute and deliver this Guaranty of Lease on behalf of said entity in accordance with the appropriate governing documents.

11. No delay on the part of Landlord in exercising any of its options, powers or rights, and no partial or single exercise thereof, whether arising hereunder or otherwise, shall constitute a waiver thereof or affect any right hereunder. No waiver of any of such rights and no modification, amendment or discharge of this Guaranty shall be deemed to have been made by Landlord or shall be effective unless the same shall be in writing, duly signed by Landlord or its successor. Each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Landlord or the obligations of the Guarantor to Landlord in any other respect at any other time or instance.

12. If any portion of this Guaranty is determined to be invalid or unenforceable, the remainder of this Guaranty shall nevertheless continue in full force and effect.

13. This Guaranty is executed and delivered as an incident to a leasing transaction negotiated, consummated, and performable in the state of Nevada, and shall be construed according to the laws of the state of Nevada. The parties irrevocably consent to the jurisdiction of the courts in Clark County, Nevada as the sole and exclusive forum for any actions arising under this Guaranty, or the extent applicable, the Lease. In any action, suit or proceeding arising out of or in connection with this Guaranty, the prevailing party shall be liable for all reasonable attorneys' fees and other out-of-pocket costs incurred by the other including, without limitation, reasonable attorneys' fees and disbursements.

14. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, U.S. Mail, registered or certified, or by overnight courier service or Express Mail, and shall be deemed sufficiently given upon receipt by Landlord or Guarantor at the address noted

herein of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes.

[Signature Page to Follow]

GUARANTOR'S SPOUSE:

If Guarantor is a married individual, Guarantor's spouse must sign this Guaranty:

<u>GUARANTOR'S SPOUSE</u>:

By: Sheila Antos
Name: SHEILA ANTOS

Address: 4033 S. Dean Martin Dr.
Las Vegas, Nevada 89103

STATE OF Nevada)
)
COUNTY OF Clark)

On Oct 23, 2014, before the undersigned, appeared an individual, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument is the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public
My Commission Expires: 6-21-2016

CHUN LING
NOTARY PUBLIC
STATE OF NEVADA
My Commission Expires: 6-21-2016
Certificate No: 12-8031-1

EXECUTED this 23 day of Oct., 2014.

GUARANTOR:

By: [signature]

Name: Ken Antos

Address: 4033 S. Dean Martin Dr.
Las Vegas, Nevada 89103

STATE OF Nevada)
)
COUNTY OF Clark)

On Oct 23, 2014, before the undersigned, appeared an individual, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument is the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

[signature]

Notary Public

My Commission Expires: 6-21-2016

CHUN LING
NOTARY PUBLIC
STATE OF NEVADA
My Commission Expires: 6-21-2016
Certificate No: 12-8001-1